Exhibit 99.2
Presentation to Lenders April 2011

Disclosure This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Agenda Business Overview Financial Overview Transaction Overview Questions & Answers

Presenters Robert Ortenzio Chief Executive Officer Martin Jackson Executive Vice President and Chief Financial Officer

Business Overview

Select Medical Today 110 LTAC Hospitals with 4,601 beds in 28 States 944 Outpatient Rehab Clinics in 36 States and the District of Columbia $2.4 Billion Net Revenue FY 2010 $331 Million FY 2010 Pro Forma Adjusted EBITDA 25,900 Employees in the United States 8 Inpatient Rehab Facilities (IRF) with 552 beds in 5 States and 1 Managed Rehab Unit Note: Statistics as of Jan. 1, 2011; Pro Forma Adjusted EBITDA per the current Credit Agreement; please see page 34 for EBITDA reconciliation Specialty Hospitals Segment Outpatient Rehabilitation Segment 483 Contract Therapy locations in 29 states and the District of Columbia

Contract Therapy 483 locations 29 states and District of Columbia Note: As of January 1, 2011 Outpatient Rehab 944 clinics 36 states and District of Columbia LTAC 110 hospitals 28 states Inpatient Rehab 8 hospitals/1 unit 5 states Significant Scale and Breadth WA OR CA MT ID NV AZ WY UT CO NM TX ND SD NE KS OK MN LA AR IA WI MI MS IN FL GA SC NC TN KY OH PA VT ME NH NJ AL IL VA WV DE NH MA CT NY MO 1 3 4 3 1 9 5 5 1 3 1 5 3 1 1 3 15 2 9 5 10 1 3 3 102 58 76 95 1 39 14 30 1 12 18 27 8 73 MD DC 2 22 8 166 4 2 5 34 2 60 1 11 14 11 5 AK 17 63 22 41 15 4 6 9 25 57 8 10 6 2 18 1 16 12 25 3 3 1 4 2 39 2 1 3 ME 4 1 2 2 3 7 1 1 12 RI 2 32 1 1 1 1 2 1 1 130 1

Recent Events Acquisition of Regency Hospital Company - closed September 1, 2010 23 LTAC Hospitals in 9 states Baylor Health System Joint Venture - Closed April 1, 2011 Q1 2011 earnings guidance announcement on April 26, 2011 $100.0 million Share Buyback Program Miami Rehab addition - January 1, 2011

Operating and Growth Strategy Organic Joint Venture Acquisition LTAC - maturing new hospitals Regency- margin improvement Outpatient Rehab - margin improvement Draw on reputation for JV development Expand into existing and contiguous markets Focus on leading systems and university hospitals 1 to 2 per year Made opportunistic acquisition Regency Hospital Company

Balanced Payor Mix Specialty Payor Mix Outpatient Payor Mix Overall Payor Mix Commercial Payors and Other 89% Medicare/ Medicaid 11% Commercial & Other Medicare East 36 64 West Medicare/ Medicaid 65% Commercial Payors and Other 35% 2005 2006 2007 2008 2009 2010 Medicare/Medicaid 0.585 0.55 0.503 0.483 0.49 0.497 Commercial Payors and Other 0.415 0.45 0.497 0.517 0.51 0.503 Note: FY 2010

2007 2008 2009 2010 999 956 961 944 2007 2008 2009 2010 87 93 95 118 2007 2008 2009 2010 Revenue 1386 1488 1558 1702 EBITDA 217 236 290 301 2007 2008 2009 2010 Revenue 603 665 682 688 EBITDA 75 77 89 84 Segment Overview Specialty Hospitals Revenue / Adjusted EBITDA Outpatient Rehab Facilities Revenue / Adjusted EBITDA Specialty Hospitals Number of Facilities Outpatient Rehab Facilities Number of Facilities ($ in millions) ($ in millions) * 2010 Specialty Hospitals adjusted for Credit Agreement Pro Forma EBITDA *

Experienced Leadership Team Name Title Years of Experience Rocco A. Ortenzio Executive Chairman 42 Robert A. Ortenzio Chief Executive Officer 28 Patricia A. Rice President & Chief Operating Officer 33 David S. Chernow President & Chief Development and Strategy Officer 19 Martin F. Jackson Executive V.P., Chief Financial Officer 29 John A. Saich Executive V.P., Chief Human Resources Officer 20 James J. Talalai Executive V.P., Chief Information Officer 27 Michael E. Tarvin Executive V.P., General Counsel & Secretary 26

Key Credit Considerations Complementary businesses in attractive market segments High quality operator with significant scale and breadth Strong track record of growth through acquisitions, de novos and JVs Experienced management team with proven track record of successfully operating in challenging environments Solid financial position with strong cash flow

Segment Overview

Major provider of LTACH services in U.S. 110 hospitals 80 are hospital-in-hospital (2,754 beds) 29 are freestanding (1,847 beds) 1 managed freestanding hospital LTACHs Overview Note: As of Jan. 1, 2011 Overview of LTACHs Maturing New Hospitals New Hospitals Added 2008-09 ? 10 LTACs and 2 Rehab Adjusted EBITDA 2008 ($25.0)M Adjusted EBITDA 2009 ($ 1.6)M Adjusted EBITDA 2010 $ 8.3 M LTACH Inpatient Rehab Outpatient Rehab Contract Therapy

Regency Acquisition On September 1, 2010, Select closed the acquisition of Regency Hospitals for $210M less assumed liabilities 23 long-term acute care hospitals with 898 licensed beds in 9 states Corporate services and back office functions fully integrated Synergies and margin enhancement Corporate Costs Pre-Acquisition - $ ? 25M Post acquisition - $ ? 4-5M Facility level - Margins LTACH Inpatient Rehab Outpatient Rehab Contract Therapy

LTAC Hospital Regulatory Environment Summary MMSEA 2007 - extended through December 2012 Hospital in Hospital Rules - suspended at 50% Very Short Stay Outlier Rule - suspended Moratorium on new LTAC hospital licenses Future - post-2012 Patient/Facility Criteria (Supported by Industry, AHA, FAH, etc.) Extension of 2012 legislation (status quo) Lapse (25% Rule introduction, de novo facilities) LTACH Inpatient Rehab Outpatient Rehab Contract Therapy

Rehabilitation Hospitals Eight hospitals1 - 552 beds, one managed unit Kessler Institute (3) Penn State Hershey Rehabilitation (1) SSM Rehabilitation (1) Dallas, TX area (2) Miami, FL (1) Baylor Joint Venture closed April 1, 2011 2 I/P rehab hospitals and 3 I/P rehab units 30 outpatient clinics LTACH Inpatient Rehab Contract Therapy Outpatient Rehab 1As of Jan. 1, 2011

Rehab Overview - Kessler Institute Founded in 1948 Largest licensed rehab hospital in U.S. (three campuses) 18 consecutive years U.S. News & World Report best hospital One of six rehab hospitals in U.S. to have model system designation for head injury and spinal cord injury LTACH Inpatient Rehab Contract Therapy Outpatient Rehab #1 Rehabilitation Institute of Chicago, Chicago, IL #2 Kessler Institute for Rehabilitation, West Orange, NJ #3 University of Washington Medical Center, Seattle, WA #4 Spaulding Rehabilitation Hospital, Boston, MA #5 TIRR Memorial Hermann, Houston, TX #6 Mayo Clinic, Rochester, MN #7 Craig Hospital, Englewood, CO #8 Rusk Institute, NYU Langone Medical Center, New York, NY #9 Shepherd Center, Atlanta, GA #10 Moss Rehab, Elkins Park, PA #11 Ohio State University Hospital, Columbus, OH #12 Thomas Jefferson University Hospital, Philadelphia, PA #13 National Rehabilitation Hospital, Washington, DC #14 Johns Hopkins Hospital, Baltimore, MD #15 UPMC-University of Pittsburgh Medical Center, Pittsburgh, PA #16 Mount Sinai Medical Center, New York, NY #17 Rancho Los Amigos National Rehabilitation Center, Downey, CA #18 Baylor Institute for Rehabilitation, Dallas, TX #19 University of Michigan Hospitals and Health Centers, Ann Arbor, MI #20 Virginia Commonwealth University Medical Center, Richmond, VA Kessler Overview U.S. News & World Report Best Rehabilitation Hospital Rankings 2010-2011

Rehab JV Overview SEM 51% JV 80 inpatient rehab beds 33 outpatient locations (18 SSM, 15 Select) 6 contract therapy locations/4 onsite rehab locations 3 occupational health clinics 3 day institute clinics Construction of new 60 bed facility on SSM DePaul Campus ; expands bed capacity to 95 upon completion Expansion of rehab services to network Partners Baylor with Select Medical Two inpatient rehab hospitals with 136 beds Three managed inpatient rehab units with 57 beds 30 outpatient locations (Select 19 & Baylor 11) Expect immediate growth in the Outpatient business LTACH Inpatient Rehab Contract Therapy Outpatient Rehab Partners Penn State Hershey Medical Center with Select Medical 54 bed rehab facility

Inpatient Rehabilitation Regulatory Environment Stable 75% Rule issue resolved in 2007 part of MMSEA frozen at 60% 10/1/10 net 1.7% increase in Medicare rates LTACH Inpatient Rehab Contract Therapy Outpatient Rehab

Outpatient Rehabilitation Clinics

LTACH
Inpatient Rehab
Outpatient Rehab
Contract Therapy

Outpatient Rehab Facilities

(Number of Facilities)


Select Medical Corporation
944
Physiotherapy Associates
~ 600
USPh
393
ATI Physical Therapy
106
HEALTHSOUTH
32

Outpatient Margin Opportunity

- Continue to expand former HealthSouth clinics' EBITDA margins
  - 2009 EBITDA margin differential – greater than 5%
  - 2010 EBITDA margin differential – greater than 3%
  - Former HealthSouth clinics' revenue – ≈ $200M
- Joint Venture outpatient opportunities

Source: Company public filings and websites as of Dec. 31, 2010.

22

Outpatient Rehabilitation 115 locations Philadelphia/South Jersey 78 locations North Jersey LTACH Outpatient Rehab Inpatient Rehab Contract Therapy

Outpatient Rehabilitation Regulatory Environment Commercial - Stable Medicare MPPR changes to therapy payments (effective Jan. 2011) 25% reductions to practice expense component for 2nd and subsequent codes Contract Therapy rates LTACH Outpatient Rehab Inpatient Rehab Contract Therapy

Contract Services 483 contracts in 29 states and the District of Columbia 2010 Revenue $155.9M Strong ROI with organic growth only LTACH Inpatient Rehab Outpatient Rehab Contract Therapy

Financial Overview

Q1 Guidance On April 26, 2011, Select released public guidance for Q1 2011 as follows: Revenue: $685 - $695 million Adjusted EBITDA: $104 - $106 million EPS: $0.21 - $0.22

$2,240 $2,153 $1,992 Historical Net Revenue and Adjusted EBITDA Note: In Millions CAGR 6.3% CAGR 9.1% $330 $270 $255 $331* $2,390 Net Revenue Adjusted EBITDA * Pro Forma Adjusted EBITDA per the current Credit Agreement ; please see page 34 for EBITDA reconciliation

2007 2008 2009 2010 Revenue 217 236 290 301 EBITDA 0.157 0.159 0.186 0.167 EBITDA Growth and Margin Stability Specialty Hospitals Adj. EBITDA / Adj. EBITDA Margin Outpatient Rehabilitation Adj. EBITDA / Adj. EBITDA Margin 40,008 41,177 42,674 45,990 Growth in Admissions/Visits Supports Adj. EBITDA Growth and Margin Stability Note: Does not account for general and administrative services and non-healthcare services which accounted for $(38), $(43), $(49) and $(54) million for 2007, 2008, 2009 and 2010 respectively * 2010 Specialty Hospitals and General & Administrative adjusted for Credit Agreement Pro Forma EBITDA ($ in millions) ($ in millions) Admissions 2007 2008 2009 2010 Revenue 75 77 89 84 EBITDA 0.125 0.116 0.131 0.122 4,032,197 4,533,727 4,502,049 4,567,153 Visits *

Key Financial Metrics Pricing and Volume Trends Specialty Hospital Revenue per Patient Day1 / Admissions Outpatient Rehab Revenue per Visit2 / Visits (Admissions in Thousands) (Visits in Thousands) 1 Net revenue per patient day is calculated by dividing specialty hospital direct patient service revenues by the total number of patient days 2 Net revenue per visit is calculated by dividing outpatient rehabilitation clinic revenue by the total number of visits. For purposes of this computation, outpatient rehabilitation clinic revenue does not include contract services revenue 2006 2007 2008 2009 2010 Revenue 94 100 102 102 101 EBITDA 2972 4032 4534 4502 4567 2006 2007 2008 2009 2010 Revenue 1392 1378 1444 1495 1474 EBITDA 40 40 41 43 46

Annual Capital Expenditures $57

Free Cash Flow Free Cash Flow1 1Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment Intense Focus on Free Cash Flow Generation ($ in millions)

Select has successfully deleveraged over time 12/31/2008 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010 Total Net Debt / EBITDA 6.4 6.2 5.6 4.4 4 3.9 3.6 4.1 4.3 OpCo Net Debt / Adj EBITDA 5.2 5.1 4.6 3.4 3.1 3 2.8 3.2 3.4 Note: Pro Forma Adjusted EBITDA per the current Credit Agreement ; please see page 34 for EBITDA reconciliation Total Net Debt / Adjusted EBITDA Notable Events: IPO of Select Regency Acquisition OpCo: Total:

FY 2010 Net Income 78 (+) Non-controlling interest 5 (+) Income tax 42 (+/-) Other expense / (income) (1) (+) Interest expense, net 112 (+) Depreciation and Amortization 69 (+) Stock Based Compensation 2 Adjusted EBITDA $307 (-) Cash Non-Controlling Interest 4 (+) Pro Forma Regency (1/1/2010 - 8/31/2010) 19 (+) Corporate Regency 9 Pro Forma Adjusted EBITDA $331 EBITDA Reconciliation ($ in millions) Note: Pro Forma Adjusted EBITDA per the current Credit Agreement